Victory Funds

Victory Expedition Emerging Markets Small Cap Fund

Supplement dated December 22, 2017

to the Summary Prospectus dated March 1, 2017, as supplemented (“Prospectus”)

The Board of Trustees of Victory Portfolios (“Trust”) has approved a Plan of Liquidation (“Plan”) for the Victory Expedition Emerging Markets Small Cap Fund (the “Fund”). It is anticipated that the Fund will liquidate on or about February 27, 2018. Any remaining shareholders on the date of liquidation will receive a distribution of their remaining investment value in full liquidation of the Fund.

Effective immediately, the Fund is closed to new shareholder accounts. Through February 16, 2018, the Fund will continue to accept additional investments (including through the reinvestment of dividends and capital gains) from existing shareholders, including from participants in group retirement plans that currently hold shares of the Fund and customers of certain other financial intermediaries that maintain omnibus accounts with the Fund.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.